UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2026

BARFRESH FOOD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41228	27-1994406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12100 Wilshire Boulevard, 8th Floor, Los Angeles, California 90025

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 598-7113

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.000001 par value	BRFH	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Form 8-K report filed on August 7, 2026, Lisa Roger, the registrant’s chief financial officer, had provided notice of her retirement. On August 26, 2026, Ms. Roger advised the registrant that her last day will be September 1, 2026. Mr. Delle Coste, the registrant’s chief executive officer, will serve as interim chief financial officer.

Effective August 28, 2026, the registrant appointed Philip Meneses as its Controller (principal accounting officer). From February 2020 to August 2026, Mr. Meneses worked with Halozyme Therapeutics, Inc., a publicly-traded company based in San Diego, California, as Controller. Mr. Meneses served in several other finance leadership roles with public traded companies including BioMarin, Impossible Foods and Tokai Rika in Japan. Mr Meneses started his career at Arthur Andersen where he served in the capacity of Audit Manager. Mr. Meneses holds a Bachelor’s Degree in Commerce and an MBA in Accountancy and is a Certified Public Accountant receiving his designation in Illinois.

Mr. Meneses will receive an annual base salary of $130,000, with eligibility to receive bonuses of up to 15% of this amount at the discretion of management, and 20,800 restricted stock units, subject to vesting requirements.

On August 31, 2026, Alexander H. Ware, a member of the board of directors, notified the registrant that he would be resigning as a director effective September 15, 2026. Such resignation was not the result of a disagreement with the registrant. He chaired the Audit Committee and also served on the Nominating and Corporate Governance Committee of the board of directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits shall be deemed to be furnished, and not filed:

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Barfresh Food Group Inc., a Delaware corporation (Registrant)

Date: September 1, 2026		/s/ Riccardo Delle Coste
	By:	Riccardo Delle Coste
	Its:	CEO